Related party transactions	12 Months Ended
Dec. 31, 2015
Related Party Transactions [Abstract]
Related party transactions
20. Related party transactions:

 Pursuant to the amended and restated JVA, Westport engages in transactions with CWI.

As at December 31, 2015, net amounts due from CWI total $1,165 (2014 - $3,621). Amounts receivable relate to costs incurred by Westport on behalf of CWI. The amounts are generally reimbursed by CWI to Westport in the month following the month in which the payable is incurred.  Cost reimbursements from CWI consisted of the following:

	Years ended December 31,
	2015	2014	2013
Research and development	$18	$3	$178
General and administrative	906	1,548	1,351
Sales and marketing	4,818	4,935	4,725
	$5,742	$6,486	$6,254